UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HERTZ GLOBAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Hertz

IMPORTANT ANNUAL MEETING INFORMATION

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Vote by Internet
- Go to **www.investorvote.com/HTZ**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice and Admission Ticket

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Important Notice Regarding the Availability of Proxy Materials for Hertz Global Holdings, Inc.'s 2013 Annual Meeting of Stockholders to be Held on May 15, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2012 Annual Report to Stockholders are available at:

www.investorvote.com/HTZ

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/HTZ**.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 5, 2013 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/HTZ. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings g Email – Send email to investorvote@computershare.com with “Proxy Materials Hertz Global Holdings, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 5, 2013. . Stockholder Meeting Notice Hertz Global Holdings, Inc.’s 2013 Annual Meeting of Stockholders will be held on May 15th, 2013 at the Hertz Corporate Offices, 225 Brae Boulevard, Park Ridge, New Jersey 07656 at 10:30 a.m. ET. Proposals to be voted on at the annual meeting are listed below along with the Board of Directors’ recommendations. 1. Election of the three nominees identified in the Corporation’s proxy statement to serve as directors for three-year terms 2. Approval, by a non-binding advisory vote, of the named executive officers’ compensation 3. Approval of the Amended and Restated Hertz Global Holdings, Inc. Employee Stock Purchase Plan 4. Ratification of the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the year 2013 The Board of Directors of the Corporation recommends a vote FOR each of Proposals 1 - 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01LUQC 2013 Annual Meeting Admission Ticket Hertz Global Holdings, Inc.’s 2013 Annual Meeting of Stockholders Wednesday, May 15, 2013, at 10:30 a.m. ET Hertz Corporate Offices, 225 Brae Boulevard, Park Ridge, New Jersey 07656 Upon arrival, please present this admission ticket and photo identification at the registration desk. DIRECTIONS TO THE ANNUAL MEETING: The HERTZ CORPORATE OFFICES: are accessible via the Garden State Parkway (North) to Exit 172. From exit ramp turn right onto Grand Avenue to first traffic light, make a right onto Mercedes Drive. Follow to end and turn right. Follow to traffic light, turn left onto Brae Boulevard. The Hertz Corporate Offices are approximately 1/3 mile on your right at 225 Brae Boulevard. FROM NEW JERSEY & SOUTH: Take Garden State Parkway North to Exit 172, then follow above directions. FROM NEWARK AIRPORT: Take the New Jersey Turnpike North to Route 80 West. Follow Route 80 West to Exit 62 for Saddle Brook/Garden State Parkway. Take the Garden State Parkway (North) to Exit 172 then follow above directions. FROM NEW YORK CITY: Take the George Washington Bridge West towards New Jersey to Route 80 West. Follow Route 80 West to Exit 62 for Saddle Brook/Garden State Parkway. Take the Garden State Parkway (North) to Exit 172 then follow above directions. FROM UPSTATE NEW YORK: New York State Thruway to Exit 14A onto the Garden State Parkway extension. Take the first exit “Schoolhouse Road-Pearl River.” From ramp, make left onto Schoolhouse Road. Follow through first light (Summit Avenue), road becomes Spring Valley Road, follow through second light (Grand Avenue) to fourth right, Brae Boulevard. Make right onto Brae Boulevard. The Hertz Corporate Offices are approximately 1/5 mile on the left hand side. FROM LA GUARDIA AIRPORT: Take the Grand Central Parkway to the Tri-Borough Bridge to the Major Deegan Expressway to I-95 West to the George Washington Bridge. Follow directions above from New York City. FROM KENNEDY AIRPORT: Take the Van Wyck Expressway to the Grand Central Parkway. Follow directions from La Guardia Airport. FROM NEW ENGLAND & WESTCHESTER: Via the Connecticut Turnpike/New England Thruway (I-95), to the Cross Westchester Expressway (I-287) to the Tappan-Zee Bridge West, proceed across the Bridge to the New York State Thruway North, to Exit 14A. Follow directions from Upstate New York.